October 26, 2015

CHASE GROWTH FUND
Class N	CHASX
Institutional Class	CHAIX

CHASE MID-CAP GROWTH FUND
Class N	CHAMX
Institutional Class	CHIMX

Each, a series of Advisors Series Trust
(together, the “Funds”)

Supplement to the Summary Prospectuses,
Prospectus and Statement of Additional Information (“SAI”),
each dated January 28, 2015

Effective immediately, Mr. Brian J. Lazorishak will no longer serve as a portfolio manager to the Funds.  Thereafter, please disregard all references to Mr. Lazorishak in the Summary Prospectuses, Prospectus and SAI.

The other portfolio managers, Mr. Peter W. Tuz and Mr. Robert C. Klintworth, have been with the Adviser, Chase Investment Counsel Corporation, since 1997 and 2004, respectively, and will continue to manage the Funds using the same strategy and investment process that have been used since the Funds’ inception.

Please retain this Supplement with your Summary Prospectus,
Prospectus and SAI.